CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Statement of Financial Position [Abstract]
Amortized Cost	$ 2,542,862	$ 2,352,747
Restricted cash	$ 1,338	$ 2,176
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, issued (in shares)	87,334,138	86,472,742
Common stock, outstanding (in shares)	80,881,280	83,549,879
Common stock, authorized (in shares)	250,000,000	250,000,000
Treasury stock, common shares (in shares)	6,452,858	2,922,863